Exhibit 10.63

December 15, 2008

VIA ELECTRONIC DELIVERY

Mr. Jim Tait

Vice President

AOL, LLC

22000 AOL Way

Dulles, Virginia 20036

Re:	Amended and Restated Agreement for Delivery of Service between Level 3 Communications, LLC (“Level 3”) and America Online, Inc. (“Customer”) effective as of April 18, 2000, (the “Managed Modem Agreement”)

Dear Mr. Tait:

This letter agreement (the “Letter Agreement”) memorializes our agreement concerning Customer’s desire to exceed the number of Fixed Ports purchased by Customer pursuant to certain commitments under the Managed Modem Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Managed Modem Agreement. Specifically this Agreement modifies that certain Letter Agreement by and between Level 3 and Customer, dated March 7, 2008 (the “March 7 Letter Agreement”).

1.	Pricing and Billing (Fixed Port With Bursting): Section 6 Pricing of the March 7 Letter Agreement is deleted in its entirety and replaced with the following Section 6 Pricing and Billing:

(a) “Pricing: [****]

Burst Charge: [****]

For Clarification purposes only, the Burst Charges relative to Level I and Level II markets is attached hereto and incorporated herein as Attachment I.

(b) Billing (Fixed Port With Bursting): Effective January 1, 2009, Customer will be billed on a Fixed Port with Bursting on a per port basis. Charges for this Service consists of both (i) the minimum monthly Port Charge identified above and (ii) a Burst Charge. The Burst Charge shall be billed in arrears and may be identified as a monthly usage charge (MUC) that is attributable to Customer’s Bursting. [****]

[****]

2.	Other existing terms and conditions: All other terms and conditions in the Managed Modem Agreement, as amended, not specifically addressed herein will remain in effect. In the event of any conflicts between the terms of the Managed Modem Agreement and this Letter Agreement, the terms of this Letter Agreement shall govern.

If you are in agreement with the foregoing, please execute one copy of this letter and return it to the undersigned at your earliest convenience.

Sincerely,

LEVEL 3 COMMUNICATIONS, LLC

/s/ Samantha T. Leapley
Samantha T. Leapley
Vice President, Legal

Accepted and agreed:

AOL LLC

James W. Tait

Attachment I

[****]

[****]

[****]